Rapid Micro Biosystems Announces Record Preliminary Unaudited
Fourth Quarter and Full Year 2025 Revenue

•Fourth quarter 2025 total revenue expected to be approximately $11.3 million, representing growth of approximately 37% compared to the prior-year period.
•Received record multi-system order in the fourth quarter from an existing Top 20 global biopharma customer to automate global manufacturing network.
•Full year 2025 total revenue expected to be approximately $33.6 million, representing growth of approximately 20% compared to the prior year.

LEXINGTON, Mass., January 13, 2026 (GLOBE NEWSWIRE) -- Rapid Micro Biosystems, Inc. (Nasdaq: RPID) (the “Company”), an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products, today announced preliminary unaudited fourth quarter and full year 2025 revenue.

For the fourth quarter of 2025, the Company expects record revenue of approximately $11.3 million, representing growth of approximately 37% compared to the prior-year period. Fourth quarter 2025 recurring revenue is expected to be approximately $4.6 million, representing growth of approximately 10% compared to the prior-year period. These results include the placement of a record 16 new Growth Direct systems and completion of the validation of three customer systems in the fourth quarter.

For the full year 2025, the Company expects revenue of approximately $33.6 million, representing growth of approximately 20% compared to the prior year. Full-year 2025 recurring revenue is expected to be approximately $17.8 million, representing growth of approximately 15% compared to the prior year. These results include the placement of 28 new Growth Direct systems and completion of the validation of 18 customer systems during 2025. Cumulatively, the Company has now placed 190 systems globally with 155 systems validated.

“We are pleased to report record results for the fourth quarter that exceeded our raised guidance issued in November,” said Robert Spignesi, President and CEO. “For the full-year 2025, broad-based strength across systems, consumables and services delivered 20% revenue growth, including double-digit recurring revenue growth.”

“As we enter 2026, we believe the Company is well-positioned for continued growth supported by our proven track record of consistent execution, validation of the Growth Direct platform through multi-system and follow-on customer orders, and the further advancement of our global strategic partnership with MilliporeSigma.”

The Company plans to announce complete financial results for the fourth quarter and full year 2025 and host a webcast to discuss those results as well as its 2026 outlook later in the first quarter of 2026.

The preliminary financial results described herein have not been audited and are subject to adjustment based on the Company’s completion of year-end financial close processes.
Presentation at J.P. Morgan Healthcare Conference
The Company is scheduled to present at the 44th Annual J.P. Morgan Healthcare Conference on Thursday, January 15, 2026, at 2:15 p.m. Eastern Time (11:15 a.m. Pacific Time). A live webcast of the presentation will be available on the Rapid Micro Biosystems investor relations website at https://investors.rapidmicrobio.com/ and can be accessed https://investors.rapidmicrobio.com/news-and-events/events. The webcast will then be archived and available for replay for at least 30 days after the event.
About Rapid Micro Biosystems
Rapid Micro Biosystems is an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products such as biologics, vaccines, cell and gene therapies, and sterile injectables. The Company’s flagship Growth Direct system automates and modernizes the antiquated, manual microbial quality control (“MQC”) testing workflows used in the largest and most complex pharmaceutical manufacturing operations across the globe. The Growth Direct system brings the quality control lab to the manufacturing floor, unlocking the power of MQC automation to deliver the faster results, greater accuracy, increased operational efficiency, better compliance with data integrity regulations, and quicker decision making that customers rely on to ensure safe and consistent supply of important healthcare products. The Company is headquartered Lexington, Massachusetts and has U.S. manufacturing in Lowell, Massachusetts, with global locations in Switzerland, Germany, and the Netherlands. For more information, please visit www.rapidmicrobio.com or follow the Company on Twitter at @rapidmicrobio or on LinkedIn. For more information, please visit www.rapidmicrobio.com or follow the Company on X (formerly known as Twitter) at @rapidmicrobio or on LinkedIn.
Available Information
Rapid Micro Biosystems announces material information to the public about the Company, its products and services, and other matters through a variety of means, including filings with the U.S. Securities and Exchange Commission (“SEC”), press releases, public conference calls, webcasts, the investor relations section of the Company website at investors.rapidmicrobio.com, and the Company’s X (formerly known as Twitter) account @rapidmicrobio in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s expected results for the fourth quarter and full year 2025, including with respect to revenue and number of Growth Direct placements; and the Company's growth outlook in future periods.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to risks related to, the Company's ability to achieve positive cash flow; the Company's ability to achieve its business objectives; the Company's significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operations; the Company's ability to fulfill customer orders on its anticipated timelines or at all; the impact of the Company's existing and any future indebtedness on its ability to operate its business; the Company’s ability to access any future tranches under its debt facility and to comply with all of its obligations thereunder; the Company’s limited experience in marketing and sales and the effectiveness of its sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing facility; the Company's ability to improve the gross margins of its products and services; risks related to third-parties; the Company’s ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; risks associated with macroeconomic events and uncertainty, including with respect to tariff and trade policy in the U.S. and abroad, as well as activity in the Company's industry and in the general economy; and the other important factors outlined under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this press release to reflect changes since the date of this press release, except as may be required by law.

Investor Contact:
Michael Beaulieu, CFA
Vice President, Investor Relations and Corporate Communications
mbeaulieu@rapidmicrobio.com

Media Contact:
media@rapidmicrobio.com